                                                                   EXHIBIT 10.16

STATE OF GEORGIA
COUNTY OF GORDON


                               COMMERCIAL LEASE

     THIS LEASE, MADE THIS 23RD DAY OF MAY, 1996, BY AND BETWEEN ECHOTA PROPERTIES, L.L.C. (HEREINAFTER REFERRED TO AS "LANDLORD"); AND AMERICAN WEAVERS, L.L.C. (HEREINAFTER REFERRED TO AS "TENANT");

                                  WITNESSETH:

A FIVE (5) YEAR LEASE AGREEMENT BETWEEN ECHOTA PROPERTIES, L.L.C. (LANDLORD) AND AMERICAN WEAVERS, L.L.C. (TENANT). THIS AGREEMENT ALSO INCLUDES AN OPTION TO RENEW.

                                   PREMISES

     1. THAT LANDLORD, FOR AND IN CONSIDERATION OF THE RENTS, COVENANTS, AGREEMENTS, AND STIPULATIONS HEREINAFTER MENTIONED, RESERVED, AND CONTAINED, TO BE PAID, KEPT AND PERFORMED BY TENANT, HAS LEASED AND RENTED, AND BY THESE PRESENTS DOES LEASE AND RENT, UNTO TENANT, AND TENANT HEREBY LEASES AND TAKES UPON THE TERMS AND CONDITIONS WHICH HEREINAFTER APPEAR, THE FOLLOWING DESCRIBED PROPERTY (HEREINAFTER CALLED "PREMISES"), TO WIT:

     THAT TRACT OR PARCEL OF LAND LYING, BEING AND SITUATED IN LAND LOTS 168 AND 169 IN THE 14TH DISTRICT AND 3RD SECTION OF GORDON COUNTY, GEORGIA, AND BEING A PORTION OF 2.85 ACRES MORE OR LESS, THEREOF AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BUILDING SIZE IS 63,648 SQUARE FEET X 22 FT. FOR MANUFACTURING AND WAREHOUSING AREA. RETAINING APRON BEING DESCRIBED ON THE ATTACHED EXHIBIT "D".

     2. TENANT SHALL HAVE AND HOLD PREMISES FOR A TERM BEGINNING ON THE 1ST DAY OF SEPTEMBER, 1996, AND ENDING ON THE 31ST DAY OF AUGUST, 2001. AT MIDNIGHT UNLESS SOONER TERMINATED OR EXTENDED AS HEREINAFTER SPECIFICALLY PROVIDED IN THIS LEASE.

                                    RENTAL

     3.   TENANT SHALL PAY LANDLORD AT THE ADDRESS OF LANDLORD SET FORTH
HEREINAFTER

IN THIS LEASE OR OF WHICH TENANT SHALL FROM TIME TO TIME OTHERWISE BE NOTIFIED, PROMPTLY ON THE 1ST DAY OF EACH MONTH IN ADVANCE, DURING ALL TERMS OF THIS LEASE A MONTHLY RENTAL OF $ 12,729.00 (63,648 SQ. FT @ $.20 PER SQ. FT.)

                                 UTILITY BILLS

     4. TENANT SHALL PAY ALL WATER, SEWER, SEWER SERVICE CHARGES, GAS, ELECTRICITY, FUEL, LIGHT, HEAT AND POWER BILLS FOR PREMISES OR USED BY TENANT IN CONNECTION THERE WITH, DURING ALL TERMS OF THIS LEASE.

                                USE OF PREMISES

     5. PREMISES SHALL NOT BE USED FOR ANY ILLEGAL PURPOSES; NOR IN ANY MANNER TO CREATE ANY NUISANCE OR TRESPASS; NOR IN ANY MANNER TO VITIATE THE INSURANCE OR INCREASE THE RATE OF INSURANCE ON PREMISES.

                            ABANDONMENT OF PREMISES

     6.   TENANT SHALL NOT ABANDON OR VACATE PREMISES DURING ANY TERM OF THIS
LEASE.

                              REPAIRS BY LANDLORD

     7. LANDLORD SHALL KEEP IN GOOD REPAIR THE ROOF, FOUNDATIONS AND EXTERIOR WALLS OF PREMISES, AND SEWER PIPES OUTSIDE THE EXTERIOR WALLS OF THE BUILDING IN WHICH PREMISES LOCATED, EXCEPT REPAIRS RENDERED NECESSARY BY THE NEGLIGENCE, WILLFUL ACT OR OMISSION OF TENANT, TENANT'S AGENTS, EMPLOYEES AND INVITES. LANDLORD HEREBY GIVES TENANT EXCLUSIVE CONTROL OF PREMISES AND SHALL BE UNDER NO OBLIGATION TO INSPECT PREMISES. TENANT SHALL PROMPTLY REPORT IN WRITING TO LANDLORD ANY DEFECTIVE CONDITION KNOWN TO TENANT WHICH LANDLORD IS REQUIRED TO REPAIR, AND FAILURE TO SO REPORT SUCH DEFECTS SHALL MAKE TENANT RESPONSIBLE TO LANDLORD FOR ANY LIABILITY INCURRED BY LANDLORD BY REASON OF SUCH DEFECTS.

                               REPAIRS BY TENANT

     8. TENANT ACCEPTS PREMISES IN ITS PRESENT CONDITION AND AS SUITED FOR THE USES INTENDED BY TENANT. TENANT SHALL, THROUGHOUT ALL TERMS OF THIS LEASE, AT TENANT'S

EXPENSE, MAINTAIN PREMISES IN GOOD ORDER AND REPAIR, EXCEPT THOSE REPAIRS EXPRESSLY REQUIRED IN PARAGRAPH 7 HEREOF, TO BE MADE BY LANDLORD. TENANT FURTHER AGREES TO CARE FOR AND CLEAN THE GROUNDS AROUNDING THE BUILDING, INCLUDING THE MOWING OF GRASS, CLEANING OF THE PAVED AREAS, AND GENERAL LANDSCAPING. TENANT SHALL RETURN PREMISES TO LANDLORD AT THE EXPIRATION, OR PRIOR TO TERMINATION, OF THE TERM OF THIS LEASE IN AS GOOD CONDITION AND REPAIR AS WHEN FIRST RECEIVED, NATURAL WEAR AND TEAR, DAMAGE BY STORM, FIRE, LIGHTNING, EARTHQUAKE OR OTHER CASUALTY ALONE EXCEPTED.

                     DESTRUCTION OF OR DAMAGE TO PREMISES

     9. IF PREMISES ARE TOTALLY DESTROYED BY STORM, FIRE, LIGHTNING, EARTHQUAKE OR OTHER CASUALTY, THIS LEASE SHALL TERMINATE AS OF THE DATE OF SUCH DESTRUCTION, AND RENTAL SHALL BE ACCOUNTED FOR AS BETWEEN LANDLORD AND TENANT AS OF THAT DATE. IF PREMISES ARE DAMAGED BUT NOT WHOLLY DESTROYED BY ANY OF SUCH CASUALTIES, THE TENANT AND LANDLORD RESERVE THE RIGHT TO CO-DETERMINE THE DEGREE OF DAMAGE OR LOSS TO THE FACILITY, AND SHOULD LANDLORD ELECT TO RESTORE THE PREMISES TO SUBSTANTIALLY THE SAME CONDITION AS BEFORE DAMAGE THEN FULL RENTAL SHALL RECOMMENCE UPON COMPLETION OF SAID RESTORATION. LANDLORD HAS ONE HUNDRED TWENTY (120) DAYS TO MAKE RESTORATIONS TO THE ORIGINAL CONDITION OR TENANT MAY HAVE THE OPTION TO TERMINATE THE LEASE AGREEMENT.

                                   INDEMNITY

     10. TENANT AGREES TO AND HEREBY DOES, INDEMNIFY AND SAVE LANDLORD HARMLESS AGAINST ALL CLAIMS FOR DAMAGES TO PERSONS OR PROPERTY BY REASON OF TENANT'S USE OR OCCUPANCY OF PREMISES, AND ALL EXPENSES INCURRED BY THE LANDLORD AND MANAGER BECAUSE THEREOF, INCLUDING REASONABLE ATTORNEY'S FEES AND COURT COSTS.

                              GOVERNMENTAL ORDERS

     11. TENANT AGREES, AT TENANT'S OWN EXPENSE, TO PROMPTLY COMPLY WITH ALL REQUIREMENTS OF ANY LEGALLY CONSTITUTED PUBLIC AUTHORITY MADE NECESSARY BY REASON

OF TENANT'S OCCUPANCY OF PREMISES.

                                 CONDEMNATION

     12. IF THE WHOLE OF PREMISES, OR SUCH PORTION THEREOF AS WILL MAKE PREMISES UNUSABLE FOR THE PURPOSES HEREIN LEASED, BE CONDEMNED BY ANY LEGALLY CONSTITUTED AUTHORITY FOR ANY PUBLIC USE OR PURPOSE, THEN IN EITHER OF SAID EVENTS THIS LEASE SHALL CEASE FROM THE TIME WHEN POSSESSION THEREOF IS TAKEN BY PUBLIC AUTHORITIES, AND RENTAL SHALL BE ACCOUNTED FOR AS BETWEEN LANDLORD AND TENANT AS OF THAT DATE. SUCH TERMINATION, HOWEVER, SHALL BE WITHOUT PREJUDICE TO THE RIGHTS OF EITHER LANDLORD OR TENANT TO RECOVER COMPENSATION AND DAMAGE CAUSED BY CONDEMNATION FROM THE CONDEMNOR IT IS UNDERSTOOD THAT CONDEMNATION BY A PRE-EXISTING CONDITION IS NOT THE RESPONSIBILITY OF THE TENANT. IT IS FURTHER UNDERSTOOD AND AGREED THAT NEITHER TENANT NOR LANDLORD SHALL HAVE ANY RIGHTS IN ANY AWARD MADE TO THE OTHER BY ANY CONDEMNATION AUTHORITY NOTWITHSTANDING THE TERMINATION OF THIS LEASE AS HEREIN PROVIDED.

                           ASSIGNMENT AND SUBLETTING

     13. TENANT SHALL NOT, WITHOUT THE PRIOR WRITTEN CONSENT OF THE LANDLORD ENDORSED HEREON, ASSIGN OR ENCUMBER THIS LEASE OR ANY INTEREST HEREUNDER, OR SUBLET PREMISES OR ANY PART THEREOF, OR PERMIT THE USE OF PREMISES BY ANY OTHER PARTY OTHER THAN TENANT. LANDLORD'S CONSENT TO ANY ASSIGNMENT, ENCUMBRANCE OR SUBLEASE SHALL NOT NULLIFY THIS PROVISION, AND ALL LATER ASSIGNMENTS, ENCUMBRANCES OR SUBLEASES SHALL BE MADE LIKEWISE ONLY ON THE PRIOR WRITTEN CONSENT OF LANDLORD. ASSIGNEE OF TENANT, AT OPTION OF LANDLORD, SHALL BECOME DIRECTLY LIABLE TO LANDLORD FOR ALL OBLIGATIONS OF TENANT HEREUNDER, BUT NO SUBLEASE OR ASSIGNMENT BY TENANT SHALL RELIEVE TENANT OF ANY LIABILITY HEREUNDER.

                       REMOVAL OF FIXTURES AND PROPERTY

     14. TENANT MAY (IF NOT IN DEFAULT HEREUNDER) PRIOR TO THE EXPIRATION OF THIS LEASE,

OR ANY EXTENSION THEREOF, REMOVE ALL PERSONAL PROPERTY, FIXTURES AND EQUIPMENT WHICH TENANT HAS PLACED IN PREMISES, PROVIDED TENANT SIMULTANEOUSLY REPAIRS ALL DAMAGE TO PREMISES CAUSED BY SUCH REMOVAL. IF TENANT IS AT THE TIME OF ANY TERMINATION OF THIS LEASE IN DEFAULT UNDER ANY TERM OR CONDITION HEREOF, TENANT SHALL NOT BE ENTITLED TO REMOVE ANY OF SUCH PERSONAL PROPERTY, FIXTURES OR EQUIPMENT AND LANDLORD SHALL HAVE ALL RIGHTS THEREIN AS ARE THEN AVAILABLE TO LANDLORD BY LAW.

                       CANCELLATION OF LEASE BY LANDLORD

     15. IT IS MUTUALLY AGREED THAT, IN THE EVENT TENANT SHALL DEFAULT IN THE PAYMENT OF RENT HEREIN RESERVED, WHEN DUE, AND FAILS TO CURE SAID DEFAULT WITHIN
(5) DAYS AFTER THE GIVING OF WRITTEN NOTICE THEREOF BY LANDLORD; OR IF TENANT SHALL BE IN DEFAULT IN PERFORMING ANY OF THE TERMS OR PROVISIONS OF THIS LEASE OTHER THAN THE PROVISIONS REQUIRING THE PAYMENT OF RENT, AND FAILS TO CURE SUCH DEFAULT WITHIN THIRTY (30) DAYS AFTER THE DATE OF WRITTEN NOTICE OF DEFAULT FROM LANDLORD; OR IF TENANT IS ADJUDICATED BANKRUPT; OR IF A PERMANENT RECEIVER IS APPOINTED FOR TENANT'S PROPERTY AND SUCH RECEIVER IS NOT REMOVED WITHIN SIXTY
(60) DAYS AFTER WRITTEN NOTICE FROM LANDLORD TO TENANT TO OBTAIN SUCH REMOVAL; OR IF, WHETHER VOLUNTARILY OR INVOLUNTARILY, TENANT TAKES ADVANTAGE OF ANY DEBTOR RELIEF PROCEEDINGS UNDER ANY PRESENT OR FUTURE LAW, WHEREBY THE RENT OR ANY PART THEREOF, OR IS PROPOSED TO BE, REDUCED OR PAYMENT THEREOF DEFERRED; OR IF TENANT MAKES AN ASSIGNMENT FOR THE BENEFIT OF CREDITORS; OR IF TENANT'S EFFECTS SHALL BE LEVIED UPON OR ATTACHED UNDER PROCESS AGAINST TENANT, NOT SATISFIED OR DISSOLVED WITHIN THIRTY (30) DAYS AFTER WRITTEN NOTICE FROM LANDLORD TO TENANT TO OBTAIN SATISFACTION THEREOF; THEN, AND IN ANY OF SAID EVENTS, LANDLORD AT ITS OPTIONS MAY AT ONCE, OR WITHIN SIX (6) MONTHS THEREAFTER (BUT ONLY DURING THE CONTINUANCE OF SUCH DEFAULT OR CONDITION), TERMINATE THIS LEASE BY WRITTEN NOTICE TO TENANT; WHEREUPON THIS LEASE SHALL END. AFTER AN AUTHORIZED ASSIGNMENT OR SUBLEASE OF THE ENTIRE PREMISES COVERED BY THIS LEASE, THE OCCURRING OF ANY OF THE FOREGOING

DEFAULTS OR EVENTS SHALL AFFECT THIS LEASE ONLY IF CAUSED BY, OR HAPPENING TO, SUCH ASSIGNEE OR SUBLESSEE. ANY NOTICE PROVIDED IN THIS PARAGRAPH 16 MAY BE GIVEN BY LANDLORD OR ITS ATTORNEY. UPON SUCH TERMINATION BY LANDLORD, TENANT WILL AT ONCE SURRENDER POSSESSION OF PREMISES TO LANDLORD AND REMOVE THEREFROM ALL OF TENANT'S EFFECTS IN WHICH LANDLORD CLAIMS NO INTEREST UNDER PARAGRAPH 15 OF THIS LEASE; AND LANDLORD SHALL HAVE THE RIGHT FORTHWITH TO RE-ENTER PREMISES AND REPOSSESS ITSELF THEREOF, AND REMOVE ALL PERSONS AND EFFECTS THEREFROM, USING SUCH FORCE AS MAY BE NECESSARY WITHOUT BEING GUILTY OF TRESPASS, FORCIBLE ENTRY OR DETAINER OR OTHER TORT.

                             RELETTING BY LANDLORD

     16. LANDLORD SHALL HAVE THE RIGHT AT LANDLORD'S OPTION WITHOUT TERMINATING THIS LEASE, UPON TENANT'S BREACHING THIS CONTRACT, TO ENTER UPON AND, AS TENANT'S AGENT, RENT PREMISES AT THE BEST PRICE OBTAINABLE BY REASONABLE EFFORT, WITHOUT ADVERTISEMENT AND BY PRIVATE NEGOTIATIONS AND FOR ANY TERM LANDLORD DEEMS PROPER. TENANT SHALL BE LIABLE TO LANDLORD FOR THE DEFICIENCY, IF ANY, BETWEEN THE TENANT'S RENT HEREUNDER AND THE PRICE OBTAINED BY THE LANDLORD ON RELETTING.

                                EXTERIOR SIGNS

     17. TENANT SHALL PLACE NO SIGNS UPON THE OUTSIDE WALLS OR ROOF OF PREMISES EXCEPT WITH THE WRITTEN CONSENT OF LANDLORD. ANY AND ALL SIGNS PLACED ON THE WITHIN LEASED PREMISES BY TENANT SHALL BE MAINTAINED IN COMPLIANCE WITH ALL GOVERNMENTAL ORDINANCES, RULES, AND REGULATIONS GOVERNING SUCH SIGNS, AND TENANT SHALL BE RESPONSIBLE TO LANDLORD FOR ANY DAMAGE CAUSED BY INSTALLATION, USE OR MAINTENANCE OF SAID SIGNS OR VIOLATION OF ORDINANCE, RULE OR REGULATION WITH REGARD THERETO. UPON ANY REMOVAL OF SAID SIGNS TENANT SHALL SIMULTANEOUSLY REPAIR ALL DAMAGE INCIDENT TO SUCH REMOVAL.

                   INTERRUPTION OF SERVICES OR OF OCCUPANCY

     18. INTERRUPTION OR CURTAILMENT OF ANY SERVICE TO THE PREMISES, SUCH AS (BUT NOT

LIMITED TO) UTILITIES, IF CAUSED BY STRIKES, MECHANICAL DIFFICULTIES OR OTHER CAUSES BEYOND THE LANDLORD'S CONTROL WILL NOT ENTITLE TENANT TO ANY CLAIM AGAINST LANDLORD OR ANY ABATEMENT IN RENT, NOR WILL IT CONSTITUTE CONSTRUCTIVE OR PARTIAL EVICTION, UNLESS LANDLORD FAILS TO TAKE MEASURES THAT ARE REASONABLE IN THE CIRCUMSTANCES TO RESTORE THE SERVICE WITHOUT UNDUE DELAY. IT IS UNDERSTOOD THAT ANY PRE-EXISTING ENVIRONMENTAL CONDITION IS NOT THE RESPONSIBILITY OF THE TENANT. IT IS ASSUMED THAT NO SUCH CONDITION EXISTS.

                             CONSTRUCTIVE EVICTION

     19. TENANT WILL NOT BE ENTITLED TO CLAIM A CONSTRUCTIVE EVICTION FROM PREMISES UNLESS TENANT WILL HAVE FIRST NOTIFIED LANDLORD IN WRITING OF THE CONDITION GIVING RISE TO THE CLAIM AND, IF THE COMPLAINTS ARE JUSTIFIED, UNLESS LANDLORD FAILS TO REMEDY THE CONDITION WITHIN A REASONABLE TIME AFTER RECEIPT OF THE NOTICE.

                               ENTRY FOR CARDING

     20. LANDLORD MAY CARD PREMISES "FOR RENT" OR "FOR SALE" THIRTY (30) DAYS BEFORE THE TERMINATION OF THIS LEASE. LANDLORD SHALL HAVE THE RIGHT TO ENTER PREMISES, AFTER CONFIDENTIALITY AGREEMENT IS MADE BETWEEN LANDLORD AND TENANT, AT REASONABLE HOURS TO EXHIBIT SAME TO PROSPECTIVE PURCHASERS OR TENANTS AND TO MAKE REPAIRS REQUIRED OF LANDLORD UNDER THE TERMS HEREOF OR TO MAKE REPAIRS TO LANDLORD'S ADJOINING PROPERTY, IF ANY.

                        EFFECT OF TERMINATION OF LEASE

     21. NO TERMINATION OF THIS LEASE PRIOR TO THE NORMAL ENDING THEREOF, BY LAPSE OF TIME OR OTHERWISE, SHALL AFFECT LANDLORD'S RIGHT TO COLLECT RENT FOR THE PERIOD PRIOR TO TERMINATION THEREOF.

                              MORTGAGEE'S RIGHTS

     22. TENANT'S RIGHTS SHALL BE SUBJECT TO ANY BONA FIDE MORTGAGE OR DEED TO SECURE DEBT WHICH IS NOW, OR MAY HEREAFTER BE, PLACED UPON THE PROPERTY OF WHICH PREMISES

CONSTITUTE A PART.

                               NO ESTATE IN LAND

     23. THIS LEASE SHALL CREATE THE RELATIONSHIP OF LANDLORD AND TENANT BETWEEN THE PARTIES HERETO; NO ESTATE SHALL PASS OUT OF LANDLORD. TENANT HAS ONLY A USUFRUCT, NOT SUBJECT TO LEVY AND SALE, AND NOT ASSIGNABLE BY TENANT EXCEPT BY LANDLORD'S CONSENT. NEITHER LANDLORD NOR TENANT SHALL CAUSE THIS LEASE TO BE RECORDED WITHOUT PRIOR WRITTEN CONSENT OF THE OTHER PARTY TO SUCH RECORDING.

                                 HOLDING OVER

     24. IF TENANT REMAINS IN POSSESSION OF PREMISES AFTER EXPIRATION OF THE TERM HEREOF, WITH LANDLORD'S ACQUIESCENCE AND WITHOUT ANY EXPRESS AGREEMENT OF PARTIES, TENANT SHALL BE A TENANT AT WILL AT TWO TIMES THE RENTAL RATE IN EFFECT AT END OF LEASE; AND THERE SHALL BE NO RENEWAL OF THIS LEASE BY OPERATION OF LAW.

                         ATTORNEY'S FEES AND HOMESTEAD

     25. IF ANY RENT OWING UNDER THIS LEASE IS COLLECTED BY OR THROUGH AN ATTORNEY AT LAW, TENANT AGREES TO PAY THE FULL AMOUNT OF SUCH REASONABLE ATTORNEY'S FEES AS LANDLORD INCURS IN SUCH COLLECTION. TENANT WAIVES ALL HOMESTEAD RIGHTS AND EXEMPTIONS WHICH TENANT MAY HAVE UNDER ANY LAW AS AGAINST ANY OBLIGATION OWING UNDER THIS LEASE. TENANT HEREBY ASSIGNS TO LANDLORD TENANT'S HOMESTEAD AND EXEMPTION.

                               SERVICE OF NOTICE

     26. TENANT HEREBY APPOINTS AS TENANT'S AGENT TO RECEIVE SERVICE OF ALL DISPOSSESSORY OR OTHER LEGAL PROCEEDINGS AND NOTICES THEREUNDER, AND ALL NOTICES REQUIRED UNDER THIS LEASE, THE PERSON IN CHARGE OF PREMISES OR OCCUPYING PREMISES AT THE TIME OF DELIVERY OR SERVICE OF SUCH NOTICE; AND IF NO PERSON IS IN CHARGE OF OR OCCUPYING PREMISES AT SUCH TIME, THEN SUCH SERVICE OR NOTICE MAY BE MADE BY ATTACHING THE SAME ON THE MAIN ENTRANCE TO PREMISES. A COPY OF ALL NOTICES UNDER THIS LEASE SHALL

ALSO BE SENT TO TENANT'S ADDRESS: AMERICAN WEAVERS, L.L.C. ATTENTION: MR. SCOTT FLETCHER, 965 NORTH WALL STREET, CALHOUN, GA 30701. ALL NOTICES GIVEN HEREUNDER BY TENANT TO LANDLORD SHALL BE SENT TO LANDLORD IN CARE OF LANDLORD AT LANDLORD'S ADDRESS SET FORTH HEREINAFTER IN THIS LEASE, UNLESS IT HAS OTHERWISE NOTIFIED TENANT OF ANOTHER ADDRESS FOR LANDLORD.

                                 MISCELLANEOUS

     27. ALL RIGHTS, POWERS AND PRIVILEGES CONFERRED HEREUNDER UPON PARTIES HERETO SHALL BE CUMULATIVE BUT NOT RESTRICTIVE TO THOSE GIVEN BY LAW. NO FAILURE OF LANDLORD TO EXERCISE ANY POWER GIVEN LANDLORD HEREUNDER, OR TO INSIST UPON STRICT COMPLIANCE BY TENANT WITH HIS OBLIGATION HEREUNDER, AND NO CUSTOM OR PRACTICE OF COMPLIANCE BY TENANT WITH HIS OBLIGATION HEREUNDER, AND NO CUSTOM OR PRACTICE OF THE PARTIES AT VARIANCE WITH THE TERMS HEREOF SHALL CONSTITUTE A WAIVER OF LANDLORD'S RIGHT TO DEMAND EXACT COMPLIANCE WITH THE TERMS HEREOF. "LANDLORD" AS USED IN THIS LEASE SHALL INCLUDE LANDLORD, HIS OR ITS HEIRS, EXECUTORS, ADMINISTRATORS, LEGAL REPRESENTATIVE, ASSIGNS AND SUCCESSORS IN TITLE TO PREMISES. "TENANT" SHALL INCLUDE TENANT, HIS OR ITS HEIRS, EXECUTORS, ADMINISTRATORS, LEGAL REPRESENTATIVES, AND, IF THIS LEASE SHALL BE VALIDLY ASSIGNED OR SUBLET, SHALL ALSO INCLUDE TENANT'S ASSIGNEES OR SUBLEASES, AS TO PREMISES COVERED BY SUCH ASSIGNMENT OR SUBLEASE. "LANDLORD", AND "TENANT" SHALL INCLUDE MALE AND FEMALE, SINGULAR AND PLURAL, CORPORATION, PARTNERSHIP OR INDIVIDUAL, AS MAY FIT THE PARTICULAR PARTIES. TIME IS OF THE ESSENCE OF THIS LEASE

                                OPTION TO RENEW

     28. TENANT IS GIVEN AN OPTION TO EXTEND THE TERM OF THIS LEASE BY A PERIOD OF THREE (3) YEARS. TENANT MAY EXERCISE THIS OPTION AT ANY TIME BY NOTICE IN WRITING TO LANDLORD SERVED AT LEAST NINETY (90) DAYS PRIOR TO THE END OF THE INITIAL TERM, IF TENANT SHALL NOT BE IN DEFAULT. EXCEPT AS THE TERMS MAY NOT BE RELEVANT OR APPLICABLE, ALL THE TERMS AND CONDITIONS OF THE LEASE SHALL APPLY FOR THE EXTENDED PERIOD, EXCLUDING THE MONTHLY

RENTAL WHICH SHALL REMAIN AT $12,729.00 OR $.20 PER SQUARE FOOT OF RENTED SPACE AFTER THE EIGHT YEAR TERM, OPTION TO RENEW WILL BE GRANTED PERPETUALLY IN THREE YEAR INCREMENTS WITH THE RENTAL RATE BEING INCREASED AT EACH RENEWAL BASED ON THE ACCUMULATIVE YEARLY INFLATION RATE AS DETERMINED BY THE STATE OF GEORGIA DEPARTMENT OF COMMERCE. THIS RATE SHALL BE FROM THE INITIAL TERM OF THE LEASE.

               TENANT'S OBLIGATION TO INSURE: ALL-INCLUSIVE FORM

     29. DURING THE TERM OF THIS LEASE, TENANT, AT ITS SOLE COST AND EXPENSE, AND FOR THE MUTUAL BENEFIT OF LANDLORD AND TENANT, SHALL CARRY AND MAINTAIN THE FOLLOWING TYPES OF INSURANCE IN THE AMOUNTS SPECIFIED: COMPREHENSIVE PUBLIC LIABILITY INSURANCE, INCLUDING PROPERTY DAMAGE, INSURING LANDLORD AND TENANT AGAINST LIABILITY FOR INJURY TO PERSONS OR PROPERTY OCCURRING IN OR ABOUT THE LEASED PREMISES OR ARISING OUT OF THE OWNERSHIP, MAINTENANCE, USE, OR OCCUPANCY THEREOF. THE LIABILITY UNDER SUCH INSURANCE SHALL NOT BE LESS THAN $1,000,000.00 FOR ANY ONE PERSON INJURED OR KILLED AND NOT LESS THAN $5,000,000.00 FOR ANY ONE ACCIDENT AND NOT LESS THAN $1,000,000.00 FOR PERSONAL PROPERTY DAMAGE PER ACCIDENT. WRITTEN PROOF OF THIS INSURANCE COVERAGE SHALL BE REQUIRED BY ECHOTA PROPERTIES, L.L.C. DURING THE TERM OF THIS LEASE.

                               ENTIRE AGREEMENT

     30. THIS LEASE CONTAINS THE ENTIRE AGREEMENT OF THE PARTIES HERETO AND NO REPRESENTATIONS, INDUCEMENTS, PROMISES, OR AGREEMENTS, ORAL OR OTHERWISE, BETWEEN THE PARTIES, NOT EMBODIED HEREIN, SHALL BE OF ANY FORCE OR EFFECT.

     IN WITNESS WHEREOF, THE PARTIES HEREIN HAVE HEREUNTO SET THEIR HANDS AND SEALS OR CAUSED THIS INSTRUMENT TO BE EXECUTED THIROUGH AUTHORIZED OFFICIALS IN THEIR NAME, IN TRIPLICATE, THE DAY AND YEAR FIRST ABOVE WRITTEN.


SIGNED, SEALED AND DELIVERED             LANDLORD:
IN THE PRESENCE OF:                      STEPHEN FOX, RANDALL FOX, RAYMOND KING
                                         D/B/A ECHOTA PROPERTIES, L.L.C.

/s/ [SIGNATURE ILLEGIBLE]                /s/ [SIGNATURE ILLEGIBLE]   (SEAL)
---------------------------              ---------------------------
UNOFFICIAL WITNESS

/s/ [SIGNATURE ILLEGIBLE]                /s/ [SIGNATURE ILLEGIBLE]   (SEAL)
---------------------------              ---------------------------
NOTARY PUBLIC

G.A STATE AT LARGE
MY COMMISSION EXPIRES 4/30/98            ADDRESS: P.O Box 2409
                      -------                    -------------------
                                             Calhoun, GA 30703
                                         ---------------------------


SIGNED, SEALED AND DELIVERED             TENANT:
IN THE PRESENCE OF:                      AMERICAN WEAVERS, L.L.C.
                                         PRESIDENT

/s/ [SIGNATURE ILLEGIBLE]               /s/ [SIGNATURE ILLEGIBLE]   (SEAL)
---------------------------             ---------------------------
UNOFFICIAL WITNESS


/s/ [SIGNATURE ILLEGIBLE]               ___________________________ (SEAL)
---------------------------
NOTARY PUBLIC

GA. STATE AT LARGE

MY COMMISSION EXPIRES 4/30/98           ADDRESS: 965 [ILLEGIBLE] Wall St.
                     --------                   ------------------------
                                        Calhoun, GA 30701
                                        --------------------------------

          ECHOTA PROPERTIES, L.L.C.                 5/22/96
          CALHOUN, GEORGIA


PERMITS:
BUILDING PERMIT AND EXCAVATION PERMIT IS INCLUDED.

TAP FEES: NOT REQUIRED

GRADING AND SITEWORK:
BRING THE BUILDING SITE TO THE PROPER SUBGRADE. ALL FILL MATERIAL SHALL BE TRUCKED IN AND COMPACTED TO 95% STANDARD PROCTOR DENSITY.

DO NECESSARY FINE GRADING. THE EXISTING GRADE SHALL BE NO MORE THAN PLUS OR MINUS ONE TENTH OF A FOOT.

FOOTINGS:
COLUMN FOOTINGS SUPPORTING PRE-ENGINEERED BUILDING SHALL BE DESIGNED BY A GEORGIA REGISTERED ARCHITECT OR ENGINEER AFTER THE DESIGN REACTIONS ARE RECEIVED FROM THE METAL BUILDING MANUFACTURER.

COLUMN FOOTINGS WILL BE 6 INCHES BELOW FLOOR LEVEL THE CONCRETE USED IN FOOTINGS WILL BE 3000 P.S.I. CONCRETE. THE FOOTING DESIGNS ARE BASED ON SOIL BEARING PRESSURE OF 2500 P.S.F.

EXCAVATE FOR AND POUR A 12 FT. X 12 IN. TURNDOWN FOOTING AROUND THE PERIMETER OF THE CONCRETE FLOOR AT THE REMAINING STEEL BUILDING WALLS WITH TWO (2) RUNS OF #4 REBAR.

FLOOR SLAB:
THE FLOOR WILL BE SIX INCHES OF 3000 P.S.I. CONCRETE POURED OVER THREE INCHES
OF COMPACTED CRUSHED STONE BASE. THE FLOOR SHALL BE REINFORCED WITH 6 IN.
X 6 IN. X 10 GAUGE WIRE. THE FLOOR WILL HAVE A 4 MIL POLYETHYLENE VAPOR BARRIER. THE FLOOR WILL RECEIVE A HARD STEEL TROWEL FINISH AND WILL BE SEALED WITH ONE COAT OF CONCRETE CURING COMPOUND. THE CONTROL JOINTS IN THE FLOOR WILL BE SAW CUT ON A NINE HUNDRED SQUARE FOOT GRID.

CONTRACTOR SHALL BE RESPONSIBLE FOR BROOM SWEEPING THE FLOOR AND
NOTIFYING THE TENANT OF FINAL COMPLETION. SHOULD THE TENANT OCCUPY THE BUILDING BEFORE COMPLETION, THE CONTRACTOR SHALL NOT BE RESPONSIBLE FOR CLEANING FLOORS.

          ECHOTA PROPERTIES, L.L.C.               PAGE -2-




RETAINING WALLS:
FORM AND POUR APPROXIMATELY 175 LINEAR FEET OF 8 IN. THICK CONCRETE RETAINING WALL ALONG THE WEST SIDE OF SAID BUILDING. SAID WALL SHALL BE APPROXIMATELY
2 FT. -4 FT. HIGH. REINFORCED WITH #4 REBAR AT 12 INCH ON CENTER VERTICALLY AND HORIZONTALLY. THE WALL SHALL BE PLACED ON A FOOTING 12 IN. X 24 IN. WITH THREE #4 REBAR RUN CONTINUOUS, AND VERTICAL BENDS AT 24 IN. ON CENTERS.

CONCRETE/STEEL STEPS:
FURNISH AND INSTALL ONE SET OF STEEL STEPS AT THE WEST DOCK INCLUDING 42 INCH HANDRAILS.

CONCRETE APRONS/ROADS:
FORM AND POUR A CONCRETE APRON AT THE LOADING DOCKS. THIS APRON SHALL BE 16,000 SQ. FT. ON THE WEST SIDE. THE CONCRETE SHALL BE 3000 P.S.I. REINFORCED WITH 6 IN. X 6 IN. X 10 GAUGE WIRE MESH AND HAVE A BROOM FINISH.

PRE-ENGINEERED BUILDING:
THE STEEL BUILDING DIMENSIONS WILL BE 221 FT. WIDE BY 288 FT. LONG WITH AN EAVELINE HEIGHT OF 22 FT. THE NEW FACILITY SHALL TIE TO THE EXISTING FACILITY ON THE SOUTH ENDWALL.

THE BUILDING WILL HAVE THREE (3)60 FT., AND ONE (1)41 FT. INTERIOR SPANS RUNNING THE WIDTH OF THE BUILDING. LENGTHWISE, THE BUILDING SHALL HAVE 26 FT. AND 27 FT. BAYS RUNNING THE FULL LENGTH OF THE BUILDING. THE ROOF SLOPE WILL BE 1/2:12.
THE BUILDING WILL BE DESIGNED TO CARRY AN 80 MPH WIND AND A 20 PSF LIVE LOAD WITH AN ADDITIONAL 3 PSF AUXILIARY LOAD SYSTEM AND MISCELLANEOUS LOAD.

ROOF SYSTEM SHALL BE 26 GAUGE GALVALUME ROOF SHEETS INSTALLED OVER PURLINS. THIS ROOF SYSTEM SHALL BE INSULATED WITH 3 INCH VINYL REINFORCED VINYL BACKED FIBERGLASS INSULATION.

SIDEWALLS AND ENDWALLS OF BUILDING SHALL BE SHEETED WITH 26 GAUGE ARCHITECTURAL WALL PANELS. THE WALLS SHALL HAVE BAKED ON PAINT, COLOR TO MATCH THE EXISTING FACILITY. THIS WALL SYSTEM SHALL BE INSULATED WITH 3 INCH VINYL REINFORCED VINYL BACKED FIBERGLASS INSULATION.

          ECHOTA PROPERTIES, L.L.C.               PAGE -3-




FURNISH AND INSTALL THREE (3) 3 FT. X 7 FT. STEEL WALK DOORS AT THE SPECIFIED LOCATIONS. THIS INCLUDES FRAMES, MORTISE LOCKSETS, DOORS AND THRESHOLDS.
ONE (1) WALK DOOR SHALL BE CUT INTO THE EXISTING SOUTH ENDWALL.

ROLL-UP DOORS:

5 EACH            8 FT. X 10 FT. MS SOUTHWESTERN MODEL 200 STEEL ROLLING DOORS

5 EACH            8 FT. X 10 FT. DOCK SEALS, 20 IN. PROJECTION, WITH HEAD FLAP

5 EACH            25,000 LB. DLM LEVELERS

1 EACH            14.4 FT. X 14 FT. STRIP DOOR

8 EACH PIPE BOLLARDS 6 IN. X 6 IN. FILLED WITH CONCRETE AND PAINTED SAFETY YELLOW, TWO (2) AT EACH DOOR

NOTE              CUT AND FRAME FOR 12 FT. X 14 FT. DOOR THRU THE EXISTING SOUTH
----
                  ENDWALL

CANOPIES:
FURNISH AND INSTALL A STRUCTURAL CANOPY OVER THE LOADING DOCK THIS CANOPY SHALL HAVE A 4 FT. PROJECTION.

CABINETS:         NOT IN CONTRACT

HARDWARE:
EXTERIOR STEEL DOORS.

PANIC DEVICES AT ALL EMERGENCY EXITS WITH CLOSURES.

PAINTING:
INTERIOR STRUCTURAL STEEL......    ONE (1) FACTORY APPLIED COAT OF RED
                                   OXIDE PAINT AND ONE (1) FIELD APPLIED
                                   COAT OF DTM

          ECHOTA PROPERTIES, L.L.C.                         PAGE -4-





ELECTRICAL SYSTEM:
FURNISH AND INSTALL A COMPLETE NEW ELECTRICAL SYSTEM FOR SAID BUILDING. SEE THE ATTACHED ELECTRICAL SPECIFICATIONS.

SPRINKLER SYSTEM:
FURNISH AND INSTALL A SPRINKLER SYSTEM. THE SPRINKLER SYSTEM SHALL MEET INSURANCE SPECIFICATIONS. SEE THE ATTACHED SPRINKLER SYSTEM SPECIFICATIONS.

HEATING, VENTILATION AND AIR CONDITIONING:

4 EACH         42 INCH WALL MOUNTED EXHAUST FANS

4 EACH         5 FT. X 4 FT. IN-TAKE AIR LOUVERS WITH STATIC DAMPERS

8 EACH 250,000 BTU GAS FIRED UNIT HEATERS INCLUDING GAS PIPING (PAINTING OF PIPE IS NOT INCLUDED)

          ECHOTA PROPERTIES, L.L.C.                              PAGE -5-




                          ELECTRICAL SPECIFICATIONS:

FURNISH AND INSTALL THE FOLLOWING:

1. 400 AMPERE, 277/480 VOLT SERVICE EXTENDED FROM THE EXISTING SWITCHBOARD TO SOUTHWEST CORNER OF EXISTING BUILDING.

2. 400 AMPERE, M.L.O., 42 SPACE, 277/480 VOLT, COPPER BUSS PANELBOARD WITH 1 EACH 100A/3 AND 1 EACH 70A/3 CIRCUIT BREAKERS.

3. 1 EACH 100 AMPERE, 277/480 VOLT, M.C.B., 42 SPACE LIGHTING PANEL-BOARD AND CIRCUIT BREAKERS.

4.        1 EACH 45 KVA TRANSFORMER.

5. 1 EACH 150 AMPERE, 120/208 VOLT, M.C.B., 42 SPACE PANELBOARD AND CIRCUIT BREAKERS.

6. 85 EACH 400 WATT, METAL HALIDE, HIGH-BAY LIGHTING FIXTURES WITH 17 IN. ALUMINUM REFLECTORS.

7.        9 EACH (SAME AS ABOVE) TO BE EQUIPPED WITH RESTRIKE OPTION.

8.        20 EACH EMERGENCY LIGHTING FIXTURES WITH BATTERY BACKUP.

9.        4 EACH LIGHTED EXIT SIGNS WITH BATTERY BACKUP.

10.       120 VOLT POWER TO 6 EACH UNIT HEATERS.

11.       6 EACH (EXTERIOR) METAL HALIDE WALL PACKS.

12.       480 VOLT POWER TO 4 EACH EXHAUST FANS.

          ECHOTA PROPERTIES, L.L.C.                              PAGE -6-



                           SPRINKLER SPECIFICATIONS

COMPLETE INSTALLATION OF TWO (2) AUTOMATIC WET SPRINKLER SYSTEMS HYDRAULICALLY DESIGNED TO PROVIDE A DENSITY OF .60 GPM OVER THE MOST REMOTE 2000 SQUARE FEET WITH 500 GPM HOSE ALLOWANCE USING 17/32 ELO-231 X 2860 BRASS UPRIGHT SPRINKLERS. RELOCATION OF EXISTING VALVE PIT, EXISTING SPRINKLER RISERS AND FIRE HYDRANT IS INCLUDED IN THIS PROPOSAL NEW 8 INCH UNDERGROUND TO EXTEND TO THE CORNER OF THE NEW PROPOSED ADDITION. ALL WORK AND MATERIALS TO MEET STATE/LOCAL FIRE MARSHAL AND INSURANCE COMPANY HAVING JURISDICTION APPROVALS.

ALARM VALVES:
------------
TWO (2) 8 INCH ALARM VALVES WITH TRIM AND ACCESSORIES, LOCATED IN THE MAIN SUPPLY TO TWO (2) SYSTEMS. RELOCATION OF EXISTING RISERS IS INCLUDED IN THIS PROPOSAL.

WATER TYPE ALARMS:
-----------------
TWO (2) WATER MOTOR ALARMS TO BE FURNISHED AND CONNECTED TO TWO (2) ALARM VALVES. THE GONG IS TO BE LOCATED ON THE BUILDING WALL AT A POINT SELECTED BY THE CONTRACTOR.

IF NECESSARY TO RUN DISCHARGE FROM WATER MOTORS TO SEWER, OWNER IS TO PROVIDE SEWER CONNECTIONS AND RECEPTACLE CONFORMING TO LOCAL PLUMBING REQUIREMENTS, AT POINTS OF WATER MOTOR DRAINS.

ELECTRIC ALARMS:
---------------
CONTRACTOR TO FURNISH AND INSTALL TWO (2) ELECTRICAL FLOW ALARMS REQUIRED. OWNER IS TO DO ALL NECESSARY WIRING IN ACCORDANCE WITH APPLICABLE ELECTRICAL REQUIREMENTS.

GATE VALVE:
----------
RELOCATION OF ONE (1) GATE VALVE FOR WATER CONTROL IN VALVE PIT IS INCLUDED IN THIS PROPOSAL.

CHECK VALVE:
-----------
RELOCATION OF ONE (1) DOUBLE CHECK VALVE FOR BACKFLOW IN VALVE PIT IS INCLUDED IN THIS PROPOSAL

          ECHOTA PROPERTIES, L.L.C.                         PAGE -7-



DRAIN PIPING:
------------
DRAIN PIPING TO PROPERLY DRAIN SYSTEM TO BE RUN TO ACCESSIBLE PLACE FOR DISCHARGE, AT POINTS SELECTED BY CONTRACTOR. IF NECESSARY TO DISCHARGE DRAINS TO SEWER, OWNER IS TO PROVIDE SEWER CONNECTIONS AND RECEPTACLE CONFORMING TO APPLICABLE PLUMBING REQUIREMENTS, AT POINTS OF SYSTEM DRAINS.

HANGERS:
-------
NECESSARY HANGERS IN PLACE FOR SUPPORTING THE SPRINKLER PIPING AS PER NFPA #13.

SPRINKLER CABINET:
-----------------
TWO (2) SPRINKLER CABINETS WITH TWELVE (12) SPRINKLERS AND SPRINKLER WRENCH FOR EMERGENCY USE. RELOCATION OF TWO (2) EXISTING IS INCLUDED IN THIS PROPOSAL.

FIRE DEPARTMENT CONNECTION:
--------------------------
RELOCATION OF EXISTING FIRE DEPARTMENT CONNECTION IS INCLUDED IN THIS PROPOSAL.

SUPPLY PIPING AND EXTRA CONNECTIONS:
-----------------------------------
SUPPLY TO BE TAKEN FROM EXISTING 8 INCH TAP AND RELOCATED VALVE PIT.

UNDERGROUND PIPE AND FITTINGS:
-----------------------------
320 FEET OF 8 INCH UNDERGROUND FIRE MAIN IS INCLUDED IN THIS PROPOSAL. ALL FITTINGS AND PIPE TO CONFORM TO NFPA STANDARDS AS IS APPLICABLE.

CITY WATER CONNECTION:                       EXISTING
---------------------

HYDRANTS:
--------
RELOCATION OF ONE (1) EXISTING FIRE HYDRANT WITH 3 FT. -6 IN. BURY AS REQUIRED BY AUTHORITY HAVING JURSIDICTION.

INTERIOR HOSE STATIONS:
----------------------
FOUR (4) SMALL INTERIOR HOSE STATIONS WITH EQUIPMENT ARE INCLUDED IN THIS PROPOSAL, TAKING SUPPLY ADJACENT SYSTEM.

          ECHOTA PROPERTIES, L.L.C.                         PAGE -8-



TRENCH WORK:
-----------
TRENCH WORK FOR PROPER INSTALLATION OF UNDERGROUND PIPING INCLUDING EXCAVATION AND BACKFILLING. IF WATER, QUICKSAND, ROCK, OR ANY OTHER UNFORESEEN OBSTRUCTIONS ARE ENCOUNTERED, OR SHORING IS REQUIRED, OWNER IS TO PAY FOR AS AN EXTRA TO THE CONTRACT PRICE, THE ADDITIONAL COST INVOLVED.

INSTALLATION:
------------
ALL LABOR REQUIRED FOR THE INSTALLATION OF THE PROPOSED SPRINKLER SYSTEM WILL BE PERFORMED DURING NORMAL WORKING HOURS (8:00 A.M. UNTIL 5:00 P.M.) MONDAY THROUGH FRIDAY.

IF WORK IS REQUESTED BY THE OWNER DURING ANY OTHER TIME OF THE DAY OR NIGHT, WEEKENDS OR HOLIDAYS, THE OWNER IS TO PAY FOR ALL ADDITIONAL COST INVOLVED.

MASONRY AND CARPENTRY WORK:
--------------------------
PROVIDE ALL OPENINGS FOR PROPER INSTALLATION OF THE WORK, AS SPECIFIED ABOVE IN WALLS, FLOORS, CEILINGS AND PARTITIONS AND OWNER IS TO DO ALL PATCHING AND REPAINTING REQUIRED.

PAINTING:      PAINTING IS NOT INCLUDED IN THIS PROPOSAL
--------
SPECIAL:
-------
1. DELIVER MATERIALS TO OWNERS BUILDING SITE AND DO ALL LOCAL HAULING AND HANDLING.
2.   THIS PROPOSAL DOES NOT INCLUDE ANY ELECTRICAL WIRING.
3. THIS PROPOSAL DOES NOT INCLUDE ANY REPLACEMENT SHRUBBERY, TREES, SOD OR REGRASSING THAT MAY BE REQUIRED DUE TO TRENCH EXCAVATION OR BACKFILL.
4. AUTOMATIC SPRINKLERS ARE NOT INCLUDED IN THIS PROPOSAL FOR ANY PROCESSING EQUIPMENT, SUCH AS OVENS, DRYERS, COATERS, ETC.
5.   AUTOMATIC SPRINKLERS ARE NOT INCLUDED UNDER ANY HVAC DUCTS.
6. AUTOMATIC SPRINKLERS ARE NOT INCLUDED IN THIS PROPOSAL FOR ANY TYPE OF STORAGE RACKS OR RACK MEZZANINES.
7. FOX & BRINDLE CONSTRUCTION CO., INC. WILL NOT BE RESPONSIBLE FOR THE INADEQUACY OF THE WATER SUPPLY.